Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

Acquirers Deep Value ETF
(the “Fund”)

Supplement dated February 28, 2025 to the
Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated December 21, 2024
THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S NAME AND PRINCIPAL INVESTMENT STRATEGY.

EFFECTIVE MARCH 10, 2025, THE FUND WILL IMPLEMENT THE FOLLOWING CHANGES:

The Fund’s name will change from “Acquirers Deep Value ETF” to “Acquirers Small and Micro Deep Value ETF.”
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The disclosure found within the section entitled “Principle Investment Strategies” beginning on page 3 of the Fund’s Prospectus and page 1 of the Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:
Acquirers Deep Value Index
The Index was established in 2020 by Acquirers Funds, LLC (the “Index Provider”). The Index tracks the performance of a portfolio of 100 of the most undervalued, fundamentally strong stocks of small- and micro-cap companies meeting certain liquidity thresholds. The Index defines small- and micro-cap companies to be those comprising the smallest 75% of stocks listed in the United States by market capitalization. Business development companies are excluded from the Index. The Index identifies potentially undervalued stocks by using The Acquirer’s Multiple®, which is a valuation metric developed and published in 2014 by Tobias Carlisle, Managing Member of the Index Provider. The initial universe of stocks is then valued holistically—assets, earnings, and cash flows are examined—in accordance with the Index methodology to understand the economic reality of each stock. Each stock is then ranked on the basis of such valuation. Potential components are further evaluated using statistical measures of fraud, earnings manipulation, and financial distress. Each potential component is then examined for a margin of safety in three ways: (a) a wide discount to a conservative valuation, (b) a strong, liquid balance sheet, and (c) a robust business capable of generating free cash flows. Finally, a forensic-accounting due diligence review is performed, in accordance with the Index methodology, with respect to each remaining potential component’s financial statements, particularly with respect to the notes and management’s discussion and analysis. The Index is formed from the 100 highest ranked components that pass each stage. Each stock will be weighted to approximately 1% of the Index value at the time of each quarterly reconstitution of the Index. The Index is reconstituted and rebalanced quarterly after the close of business on the third Friday of March, June, September, and December each year based on data as of the fourth business day prior to such reconstitution. With each reconstitution of the Index, stocks that no longer meet the Index’s fundamental criteria are removed from the Index and replaced with stocks that meet the criteria. The Index methodology utilizes a buffer for certain criteria to minimize the turnover of Index components that might otherwise be frequently added to or removed from the Index.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the net assets, plus borrowings for investment purposes, of the Fund will be invested in small- and micro-cap equity securities that comprise the Index. The Fund will

Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668
generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s investment adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
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The risk disclosure “Small-Capitalization Investing” within the section entitled “Principal Investment Risks” found on pages 5 and 10 of the Fund’s Prospectus and page 3 of the Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:
Small- and Micro-Capitalization Investing. The securities of small- and micro-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and micro-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small- and micro-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
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The following disclosure is added to “Additional Information about the Fund” within the Fund’s Prospectus on page 9, immediately following the subsection entitled “Investment Objective.”
Additional Information About the Fund’s Investment Strategies. The Fund has adopted the following policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
Under normal circumstances, at least 80% of the net assets, plus borrowings for investment purposes, of the Fund will be invested in small- and micro-cap equity securities that comprise the Index.
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The following disclosure is added to “Investment Restrictions” immediately preceding the disclosure “The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.”
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.
1.Under normal circumstances, at least 80% of the net assets, plus borrowings for investment purposes, of the Fund will be invested in small- and micro-cap equity securities that comprise the Index. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to the applicable shareholders.

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.